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Exhibit 10.76

INDEFINITE EMPLOYMENT CONTRACT

This INDEFINITE EMPLOYMENT CONTRACT is entered into by and between PETROLIFERA PETROLEUM DEL PERU S.A.C., with Taxpayer Identification N° 20510478348, duly represented by Mr. Francisco Gálvez Dañino, identified with ID N° 08231225, with domicile at Calle Antequera N° 777 Office 701-C, San Isidro, by the power conveyed by Entry N° 11736880 of the Registry of Legal Entities in Lima, hereinafter referred to as PETROLIFERA; and
Mr. CARLOS MONGES REYES, identified with ID N° 07781022, with domicile at Domingo de la Presa N°127, Urbanización Valle Hermoso, Santiago de Surco, hereinafter referred to as CARLOS MONGES.

This Contract is entered into under the terms of the following clauses:

CLAUSE 1: BACKGROUND.- (i) PETROLIFERA is a company whose main purpose is related to the hydrocarbon exploration and exploitation and requires to hire a professional to be responsible for the General Management of the company.

(ii) CARLOS MONGES is a professional who shows to have the ability and experience in the hydrocarbon exploration and exploitation field as well as for the position of General Manager.

(iii) PETROLIFERA and CARLOS MONGES entered into employment contracts subject to special conditions from August 1, 2005 to July 31, 2009, to get the position of General Manager, currently he is the General Manager. The Parties have agreed to enter into a new contract under the terms and conditions set forth in the following clauses.

CLAUSE 2: PURPOSE.- By this Contract, PETROLIFERA hires CARLOS MONGES as PETROLIFERA’s General Manager.

PETROLIFERA reserves the right to designate the location or locations where Mr. CARLOS MONGES will provide his services.

CLAUSE 3: POSITION: MANAGER.- The Parties agree that Mr. CARLOS MONGES is qualified as a manager to the extent that he will be responsible for PETROLIFERA general representation, maintaining personal and direct contact with PETROLIFERA.

CLAUSE 4: COMPENSATION.- PETROLIFERA shall pay Mr. CARLOS MONGES for his services the sum of US$8,928.58 (eight thousand nine hundred twenty-eight with 58/100 American Dollars) per month, subject to law discounts and income tax and that includes the household allowance. In addition, PETROLIFERA shall pay two legal bonuses for Independence Day and Christmas, in July and December, respectively, less discounts and CTS according to current laws, without prejudice to any other labor rights, among others, vacations.

CLAUSE 5: TERM.- The term of this contract is indefinite and shall take effect on August 1, 2009.

CLAUSE 6: WORK SCHEDULE.- The work schedule for Mr. CARLOS MONGES shall be the required schedule to manage diligently and in a proper way the company. Since he has been described as a management staff, he shall not be subject to overtime pay or a specific work schedule.

Free English translation of Spanish language document

CLAUSE 7: LIABILITIES OF THE GENERAL MANAGER.- The General Manager shall:

1.- Maintain continuous and direct contact with Perupetro OSINERG, Directorate of Hydrocarbons, Environmental Directorate and other Directorates of the Ministry of Energy and Mines, as well as all other public and private entities which PETROLIFERA shall maintain administrative and business relations.

2.- Manage the staff so they work under his direction in relation of dependence and subordination, complying with the current rules.

3.- Comply with all applicable legal provisions in Peru.

CLAUSE 8: CONFIDENTIALITY.- All the knowledge and confidential information that CARLOS MONGES could acquire from PETROLIFERA shall be kept confidential and may not be used or disclosed to third parties unless PETROLIFERA provides its written consent. This liability is valid indefinitely.

CARLOS MONGES agrees and acknowledges that the liability of confidentiality and discretion includes all confidential information and documentation that was acquired direct or indirectly by his work provided to PETROLIFERA without exception.

Contravention of this clause shall authorize PETROLIFERA to terminate this contract due to serious offense, that is, failing to comply with work liabilities that break the good working faith, as well as the use or disclosure of PETROLIFERA’s confidential information to third parties, without prejudice to his liability for damages caused to PETROLIFERA and subject to compensation, except with the written consent given by PETROLIFERA.

This clause does not include technical information that Mr. CARLOS MONGES, in his capacity as PETROLIFERA’s General Manager, shall issue to Perupetro, the Ministry of Energy and Mines, and other public and private entities which PETROLIFERA shall maintain administrative and business relations.

CLAUSE 9: JURISDICTION.- The Parties submit to the jurisdiction of the Judges and Courts of Lima and establish as their domiciles those mentioned in this contract.

In witness thereof, three identical copies are signed on the first day of August, 2009.

/s/ Francisco Gálvez Dañino                                    /s/ Carlos Monges Reyes
p. Petrolífera Petroleum del Perú S.A.C.                Carlos Monges Reyes
Francisco Gálvez Dañino                     ID Nº 07781022

CONTRATO DE TRABAJO A TIEMPO INDETERMINADO

Conste por el presente instrumento, el CONTRATO DE TRABAJO A TIEMPO INDETERMINADO, que celebran de una parte; PETROLIFERA PETROLEUM DEL PERU S.A.C., con R.U.C. Nº20510478348, debidamente representada por el señor Dr. Francisco Gálvez Dañino, identificado con D.N.I. Nº08231225, con domicilio en Calle Antequera Nº777 Oficina 701-C, San Isidro, según Poder que corre inscrito en la Partida Nº11736880 del Registro de Personas Jurídicas de Lima, en adelante, PETROLIFERA, y de la otra parte el señor CARLOS MONGES REYES, identificado con D.N.I. Nº07781022, con domicilio en Domingo de la Presa Nº127, Urbanización Valle Hermoso, Santiago de Surco, en adelante CARLOS MONGES, en los términos y condiciones siguientes:

PRIMERA: ANTECEDENTES.- (i) PETROLIFERA es una sociedad cuyo objeto principal es dedicarse a la exploración y explotación de hidrocarburos y que requiere contratar a un profesional que se encargue de la Gerencia General de la empresa.

(ii) CARLOS MONGES es un profesional que manifiesta tener la capacidad y experiencia necesarias en el campo de exploración y explotación de hidrocarburos así como para ocupar el cargo de Gerencia General requerido.

(iii) PETROLIFERA y CARLOS MONGES celebraron contratos de trabajo sujetos a modalidad por necesidad de mercado del 01 de agosto de 2005 al 31 de julio de 1009, para que ocupase el cargo de Gerente General, el mismo que actualmente ocupa, habiendo las partes acordado celebrar un nuevo contrato en los términos y condiciones que se indican en las cláusulas siguientes.

SEGUNDA: OBJETO.- Por el presente instrumento, PETROLIFERA contrata al señor CARLOS MONGES para que se desempeñe como Gerente General de PETROLIFERA.

PETROLIFERA se reserva el derecho de designar la localidad o localidades donde prestará sus labores el señor CARLOS MONGES.

TERCERA: CARGO DE DIRECCIÓN.- Las partes convienen que el señor CARLOS MONGES es calificado como un trabajador de dirección en la medida que ejercerá la representación general de PETROLIFERA manteniendo contacto personal y directo permanente con PETROLIFERA.

CUARTA: REMUNERACIÓN.- PETROLIFERA abonará al señor CARLOS MONGES por los servicios contratados la suma de US$8,928.58 (Ocho mil novecientos veintiocho con 58/100 Dólares Americanos) mensuales brutos, sujeta a los descuentos de ley e Impuesto a la Renta y que incluye la asignación familiar. Además, PETROLIFERA abonará dos gratificaciones legales por Fiestas Patrias y Navidad, en los meses de julio y diciembre, respectivamente, menos los descuentos que corresponden y la CTS de acuerdo a las disposiciones legales vigentes, sin perjuicio de los demás derechos laborales, entre otros, vacaciones.

QUINTA: PLAZO.- El plazo de este contrato es indeterminado y comenzarán a regir el 1º de agosto del 2009.

SEXTA: HORARIO.- El horario en que desempeñará sus labores el señor CARLOS MONGES será el necesario para poder atender cabal y diligentemente la dirección de la empresa atendiendo a las circunstancias y necesidades del servicio. Habiendo sido calificado como personal de dirección no está sujeta al pago de horas extras ni a un horario específico.

SÉPTIMA: OBLIGACIONES DEL GERENTE GENERAL.- Sin que esta enumeración sea limitativa, el Gerente General se obliga a:

1.- Mantener contacto permanente y directo con Perupetro, OSINERG, Dirección General de Hidrocarburos, Dirección General Ambiental y demás Direcciones del Ministerio de Energía y Minas, así como todas las otras entidades públicas y privadas con las que PETROLIFERA debe mantener relaciones administrativas, comerciales y de negocios.

2.- Dirigir al personal que fuera necesario que labore bajo sus órdenes con relación de dependencia y subordinación, cumpliendo con las normas vigentes.

3.- Cumplir estrictamente con todos los dispositivos legales vigentes en el Perú.

OCTAVA: RESERVA Y CONFIDENCIALIDAD.- Todos los conocimientos e información de carácter confidencial que CARLOS MONGES pudiera adquirir de PETROLIFERA serán mantenidos en dicha condición de reserva y confidencialidad y no deberán ser utilizados ni revelados a terceros a menos que PETROLIFERA otorgue su consentimiento por escrito. Esta obligación tiene vigencia indefinida, independientemente del término del presente contrato.

CARLOS MONGES acepta y reconoce que la obligación que sume de confidencialidad y reserva comprende y abarca toda información y documentación de carácter reservado que fuera adquirida con ocasión directa o indirecta de su trabajo para PETROLIFERA sin excepción alguna.

La contravención de esta cláusula autorizará especialmente a PETROLIFERA a dar por resuelto el presente contrato por comisión de falta grave consistente en el incumplimiento de obligaciones de trabajo que quebrantan la buena fe laboral, así como por el uso o entrega a terceros de información reservada de PETROLIFERA, sin perjuicio de su responsabilidad por los daños y perjuicios que cause a PETROLIFERA y que serán sujetos de indemnización, salvo que cuente con el consentimiento expreso de PETROLIFERA.

Lo convenido en esta cláusula no comprende aquella información técnica que el señor CARLOS MONGES, en su calidad de Gerente General de PETROLIFERA, esté obligado a remitir o alcanzar a Perupetro, el Ministerio de Energía y Minas y otras entidades públicas y privadas con las que PETROLIFERA mantenga relaciones comerciales o administrativas.

NOVENA: JURISDICCIÓN.- Las partes se someten a la jurisdicción y competencia de los Jueces y Tribunales de Lima y fijan como sus domicilios los señalados en la introducción de este contrato.

Extendido por triplicado de un mismo tenor, el primer día del mes de agosto del años dos mil nueve, firmando las partes en señal de plena y absoluta conformidad.

/s/ Francisco Gálvez Dañino                                     /s/ Carlos Monges Reyes
p. Petrolífera Petroleum del Perú S.A.C.                Carlos Monges Reyes
Francisco Gálvez Dañino                     DNI Nº07781022